SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement Confidential
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to section 240.14a-11(c) or section
       240.14a-12

                     NOVAMETRIX MEDICAL SYSTEMS INC.

 ...............................................................................
           (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)    Title of each class of securities to which transaction applies:

    2)    Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    1)    Amount Previously Paid:

          .....................................................................

    2)    Form, Schedule or Registration Statement No.:

          .....................................................................

    3)    Filing Party:

          .....................................................................

    4)    Date Filed:

          .....................................................................

November 1996

XXXXXXXX
XXXXXXXX
XXXXXXXX

Dear

Enclosed are a set of charts and graphs describing Andros history and the basis of our "going forward" projections. The following are informational notes for each graph.

                                 GRAPH #1

* Shows Andros steady revenue climb over the last 28 years.
* Note extraordinary positive spike in FY-1994. Sales have not declined, rather, they had one extraordinary sales year.

                                 GRAPH #2

* Describes the product mix in each of the last five years.
* Note the 14 million German order in 1994.
* Note medical sales have doubled since 1992.

                                 GRAPH #3

* Describes 1992-1995 financial years.
* Note the increase in spending in 1994-95 from $9 million/year to $15 million/year.
* Genstar has reduced overhead spending by $6 million back to $9 million rate.
* If 1995 operating expenses were reduced by $6 million to their current, actual operating expenses, Andros' EBITDA would have been $10.9 million (25% as shown).

                                 GRAPH #4

* Note $9.6 million actual revenues
* Note $1.25 million addition for contracts already sold (Siemens) but not yet being shipped (next quarter).
* New quarterly run rate = $10.8 million.

                                 GRAPH #5

* Andros $43.4 million annual revenue = Q1 run rate of $10.8 million (previous graph) x 4.
* $75 million combined company revenues 1st 12 months, WITH NO
  GROWTH PROJECTIONS.
* After tax income of $.39/share.

                                 GRAPH #6

* Cash flow is $17 million (earnings before interest, taxes, depreciation and amortization, EBITDA).
* Net cash available, after interest taxes and capital expenditures which will be used to reduce debt, is $9.6 million IN THE FIRST YEAR.

                                 GRAPH #7

* Describes the components of debt.
* Note that Andros had no debt when Genstar acquired Andros. Genstar created the debt as part of the leveraged buy-out (LBO). Two banks have proposed to finance the debt at attractive interest rates. Andros is presently servicing the debt on their own.

                                 GRAPH #8

* Note first year amortization (FY '98) is $4.0 million and that the combined company will produce $9.6 million after expenses for debt amortization.
* We fully expect to reduce the overall debt by at least $40 million in four years.

                                 GRAPH #9

* Describes the significant increases in net income and after tax earnings per share resulting from the merger.
* Earnings per Share grow from $.17/share to $.39/share.

                                 GRAPH #10

* Describes what Novametrix has proposed to pay for Andros, approximately 1.5 times their last twelve months (LTM) revenues.

                                 GRAPH #11

* The chart describes the purchase price to LTM (last twelve months) revenue ratio for companies that have been acquired over the last four years.
* Note average ratio of approximately 1.8 to 1.
* If Novametrix were sold for 1.8 x LTM revenues = 1.8 x $25 million =
  $45 million divided by approximately 8.3 million shares outstanding = $5.42/share.

Should you have any questions or wish additional information, please do not hesitate to contact me at 1-800-243-3444.

Sincerely,




William J. Lacourciere
Chairman and CEO

WJL/cm

encs.

This document contains forward-looking statements concerning post-merger operations of Novametrix. There are many factors that could cause actual results to differ materially from those in the forward-looking statements herein, including difficulties in integrating the operations of Andros and Novametrix, changes in the health care industry, more stringent regulation of medical device manufacturers, uncertainties regarding patents and other proprietary rights, intensive competition and foreign currency fluctuations. No assurance can be given that Novametrix will fully realize the cost savings and revenue opportunities it expects from the merger. Novametrix does not presently intend to update publicly the foregoing forward-looking statements.

                 [Slides to be used at meetings with stockholders
                           beginning November 12, 1996]



                                    NOVAMETRIX

                                 MEDICAL SYSTEMS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                        PROPOSED ACQUISITION OF ANDROS INC.

                                     OVERVIEW

*    BENEFITS OF ACQUISITION                      *    PURCHASE PRICE

*    ANDROS BUSINESS                              *    ANDROS BOOK NET WORTH

*    ANDROS FINANCIAL HISTORY                     *    DILUTION

*    ANDROS FINANCIAL REVIEW                      *    GENSTAR

*    QUARTER ENDING 7/31/96                       *    BOARD REPRESENTATION

*    BASE FINANCIAL PROJECTIONS                   *    SUMMARY

*    DEBT


[Stockholders are to be referred to the statements in the Proxy Statement dated October 23, 1996 regarding risks associated with forward-looking information.]

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                             BENEFITS OF ACQUISITION


*    REVENUE SHOULD TRIPLE

*    EPS SHOULD MORE THAN DOUBLE

*    CASH FLOW SHOULD MORE THAN QUADRUPLE

*    CRITICAL SIZE PROVIDES:

     *  MARKET LEVERAGE

     *  FINANCIAL COMMUNITY VISIBILITY

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          BENEFITS OF ACQUISITION (CONT.)

*    GENSTAR WANTS TO DRIVE SHAREHOLDER VALUE

*    TECHNOLOGY BASE IS STRENGTHENED

*    MARKET OPPORTUNITIES ARE BROADENED

*    ANDROS HAS STRONG GROWTH PROSPECTS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                            BACKGROUND OF ANDROS INC.


* FORMED IN 1968 TO DEVELOP SCIENTIFIC INSTRUMENTS UNDER CONTRACT TO U.S. GOVERNMENT AGENCIES

*    LEADING MANUFACTURER OF NON-DISPERSIVE INFRARED (NDIR) GAS
     INSTRUMENTATION

*    NDIR TECHNOLOGY SERVES MEDICAL, AUTOMOTIVE AND ENVIRONMENTAL MARKETS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                         BACKGROUND OF ANDROS INC. (CONT.)

* LARGEST PROVIDER OF AUTOMOTIVE GAS ANALYZERS IN THE U.S. AND EUROPE WITH 70% MARKET SHARE

* LARGEST PROVIDER OF ANESTHETIC AGENT MONITORS IN THE U.S. AND EUROPE WITH 45% MARKET SHARE

*    STRONG RELATIONSHIPS WITH PRIMARY OEM MANUFACTURERS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                              ANDROS MEDICAL MARKETS

*    TRADITIONAL 45% PLUS WORLDWIDE MARKET SHARE

*    NDIR MULTIGAS ANESTHETIC AGENT BENCHES MEASURE:

     *  NITROUS OXIDE

     *  CARBON DIOXIDE

     *  5 HALOGENATED ANESTHETIC AGENTS

     *  OXYGEN

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          ANDROS MEDICAL MARKETS (CONT.)

*    A STANDARD OF CARE IN U.S., WESTERN EUROPE AND JAPANESE OPERATING ROOMS

*    MAJOR OEM PARTNERS INCLUDE:

     *  HEWLETT PACKARD

     *  SIEMENS SME

     *  DRAEGERWERK

     *  DATASCOPE

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          ANDROS MEDICAL MARKETS (CONT.)

*    DEVELOPING MICROBENCH

     *  REDUCED SIZE

     *  REDUCED COST

     *  REDUCED POWER

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          OTHER ANDROS MEDICAL PRODUCTS

*    SIDESTREAM CO2 BENCH

*    MAINSTREAM CO2 BENCH

*    O2 SENSORS

*    PULMONARY FUNCTION BENCHES

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                             ANDROS AUTOMOTIVE MARKET

*    TRADITIONAL 70% PLUS WORLDWIDE MARKET SHARE

*    NDIR MULTIGAS BENCHES MEASURE

     *  HYDROCARBONS

     *  CARBON MONOXIDE

     *  CARBON DIOXIDE

     *  OXYGEN

*    DIGITAL OPACIMETER

     *  MEASURES THE DENSITY OF EXHAUST SMOKE

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                         ANDROS AUTOMOTIVE MARKET (CONT.)

*    ANNUAL REVENUE IMPACTED BY LOCAL GOVERNMENT LEGISLATION

     *  1977 AMENDMENTS OF 1970 CAA STIMULATED U.S. BUSINESS

*    MAJOR AUTOMOTIVE OEM PARTNERS INCLUDE:

     *  SUN ELECTRIC

     *  TECNOTEST S.R.L.

     *  SNAP-ON TOOLS

     *  AUTOMOTIVE DIAGNOSTICS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                         ANDROS AUTOMOTIVE MARKET (CONT.)

*    INTRODUCING NEW MICROBENCH

     *  REDUCED COST

     *  REDUCED SIZE

     *  ADDITIONAL PARAMETERS (NOX)

     *  EXPAND MARKET

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           ANDROS ENVIRONMENTAL MARKET

                                 LEAD BASED PAINT

*    25% - 30% MARKET SHARE LEAD BASED PAINT (LBP) MARKET

*    LBP MARKET DRIVEN BY "RESIDENTIAL LEAD BASED PAINT HAZARD REDUCTION
     ACT OF 1992"

*    TITLE X DISCLOSURE RULE

     * REQUIRING DISCLOSURE OF KNOWN LEAD BASED PAINT HAZARDS ON PRE-1978 DWELLINGS (DEC. 96)

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           ANDROS ENVIRONMENTAL MARKET

                             LEAD BASED PAINT (CONT.)

*    50 MILLION PRE-1978 DWELLINGS

* SCITEC MAP-4, "XRF" TECHNOLOGY IS A HAND-HELD, MOBILE, LEAD BASED PAINT ANALYZER IDEAL FOR ON-SITE LEAD BASED PAINT DETECTION:

     *  LOW COST OF OPERATION

     *  COMPLETE SPECTRUM ANALYSIS

     *  MEETS EPA CRITERIA

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           ANDROS ENVIRONMENTAL MARKET

                              AMBIENT AIR MONITORING

*    FREON, A CFC HAS BECOME SCARCE AND EXPENSIVE DUE TO ENVIRONMENTAL
     CONCERNS

* IF FREON IS LOST IN A SUPERMARKET REFRIGERATION SYSTEM, THE COST TO RECHARGE THE SYSTEM CAN EXCEED $50,000

* CPC, A LEADING MANUFACTURER OF REFRIGERATION CONTROL EQUIPMENT HAS SIGNED AN INITIAL $2 MILLION, 2 YEAR CONTRACT FOR THE ANDROS NDIR FREON ANALYZER WHICH BEGAN IN 1996

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                            ANDROS RECENT DEVELOPMENTS


*    DEVELOPMENT OF MICROBENCH TECHNOLOGY

*    SIGNIFICANT NEW CUSTOMERS FOR MEDICAL PRODUCTS

*    NEW FEDERAL REGULATION REGARDING LEAD TESTING

*    STREAMLINING OF OPERATING EXPENSES

*    RESTRUCTURING OF EUROPEAN OPERATIONS

*    FOCUS ON QUALITY ISSUES

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          SYNERGIES FROM THE COMBINATION

*    COMMON TECHNOLOGIES IN NDIR

     *  SHARE TECHNOLOGY RESOURCES

     *  ENHANCED R&D EFFORTS

     *  POTENTIAL FOR PRODUCT IMPROVEMENT

*    ANDROS FILLS THE GAS ANALYZER GAP IN NOVAMETRIX PRODUCT OFFERING

*    BROADENED PROFILE AS AN OEM SUPPLIER THROUGH ANDROS RELATIONSHIPS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                      SYNERGIES FROM THE COMBINATION (CONT.)


*    DIRECT SELLING OPPORTUNITIES THROUGH NOVAMETRIX MARKETING

*    MANUFACTURING AND PURCHASING ECONOMIES OF SCALE

*    STRENGTH OF NOVAMETRIX MANAGEMENT APPLIED TO ANDROS

*    MARKET DIVERSIFICATION WITH THE ADDITION OF AUTOMOTIVE AND
     ENVIRONMENTAL LINES

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                     ANDROS CONSOLIDATED STATEMENTS OF INCOME

------------------------------------------------------------------------------
                                    1992        1993        1994         1995
------------------------------------------------------------------------------
Net Sales                         35,001      39,723      57,742       42,753
------------------------------------------------------------------------------
Gross Profit                      17,569      19,993      26,954       19,502
------------------------------------------------------------------------------
Gross Margin                        50.2%       50.3%       46.7%        45.6%
------------------------------------------------------------------------------
Overhead                           8,694       9,110      13,063       15,303
------------------------------------------------------------------------------
Unadjusted EBITDA                  8,875      10,883      13,891        4,199
------------------------------------------------------------------------------
Scitec Restructuring                   -           -           -        2,728
Salaries & Benefits                    -           -           -        2,123
Consultants Elim.                      -           -           -          193
Investment Banking                     -           -           -          240
European Restructuring                 -           -           -        1,091
Management Adds                        -           -           -         (525)
------------------------------------------------------------------------------
Other Changes                          -           -           -          862
------------------------------------------------------------------------------
Adjusted EBITDA                    8,875      10,883      13,891       10,911
------------------------------------------------------------------------------
                                    25.4%       27.4%       24.1%        25.5%
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          ANDROS Q1 '97 (ENDED 7/31/96)


------------------------------------------------------------------------------
                                    Actual        Adjustments        Projected
------------------------------------------------------------------------------
Revenue                             $9,608           $1,250           $10,858
------------------------------------------------------------------------------
Gross Profit                         3,859              832             4,691
------------------------------------------------------------------------------
%                                     40.2%                              43.2%
------------------------------------------------------------------------------
R&D/SG&A                             2,302                              2,302
Amort. Goodwill                        255                                255
Amort. Loan Orig. Fees                 294             (294)                -
Interest                             1,056                              1,056
Other                                 (326)             326                 -
------------------------------------------------------------------------------
Pre-tax Income                        $278             $800            $1,078
------------------------------------------------------------------------------
% of Revenue                           2.9%                               9.9%
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                       BASE PROJECTIONS OF COMBINED COMPANY

------------------------------------------------------------------------------
                                    NOVA            ANDROS              TOTAL
------------------------------------------------------------------------------
Revenue                            $31.6             $43.4              $75.0
------------------------------------------------------------------------------
Gross Profit                        18.0              18.7               36.8
------------------------------------------------------------------------------
%                                   57.0%             43.2%              49.0%
------------------------------------------------------------------------------
R&D Expense                          3.6               3.3                6.9
S, G, & A                            9.9               5.6               15.5
Other                                0.2                                  0.2
------------------------------------------------------------------------------
Operating Income                     4.3               9.8               14.2
------------------------------------------------------------------------------
%                                   13.6%             20.5%              18.9%
------------------------------------------------------------------------------
Goodwill                                                                  1.5
Interest                                                                  3.6
Pre-tax Income                                                            9.1
Income Taxes                                                              3.5
Net Income                                                               $5.6
------------------------------------------------------------------------------
Shares Outstanding (mils)                                                14.3
------------------------------------------------------------------------------
EPS fully taxed                                                         $0.39
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                       BASE CASH FLOW OF COMBINED BUSINESS

------------------------------------------------------------------------------
                                    NOVA            ANDROS              TOTAL
------------------------------------------------------------------------------
Revenue                            $31.6             $43.4              $75.0
------------------------------------------------------------------------------
Gross Profit                        18.0              18.7               36.8
------------------------------------------------------------------------------
%                                   57.0%             43.2%              49.0%
------------------------------------------------------------------------------
R&D Expense                          3.6               3.3                6.9
S, G, & A                            9.9               5.6               15.5
Other                                0.2               0.0                0.2
Operating Income                     4.3               9.8               14.2
------------------------------------------------------------------------------
Depreciation & Amortization                                               2.8
EBITDA                                                                   17.0
------------------------------------------------------------------------------
%                                                                        22.7%
------------------------------------------------------------------------------
Debt interest payments                                                   (3.6)
Taxes paid (est.)                                                        (2.8)
Capital expenditures                                                     (1.0)
Cash available for debt reduction                                        $9.6
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                      COMPONENTS OF DEBT OF COMBINED COMPANY

------------------------------------------------------------------------------
Existing Andros Debt                                               42.0
Existing Nova Debt                                                  2.4
Andros Revolver                                                     1.0
Transact Costs                                                      2.6
Combined Total Debt                                               $48.0
------------------------------------------------------------------------------
Estimated Interest Rates:
Revolver                                                      Libor* +3**
Term "A"                                                      Libor  +3**
Term "B"                                                      Libor  +3.25

* London Interbank Offered Rate
** decrease based upon leverage ratio
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           ACQUISITION IS NON-DILUTIVE

[Bar Graphs depicting earnings (after 36% tax rate), number of shares and earnings per share of Stand Alone Novametrix FY '96 and Combined Company FY '98.]

[For Stand Alone Novametrix FY '96 the graph depicts earnings of $1.3 million,
8.1 million shares and earnings per share of $.17/sh.]

[For the Combined Company FY '98 the graph depicts earnings of $5.6 million,
14.3 million shares and earnings per share of $.39/sh.]

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                    AMORTIZATION SCHEDULE OF COMBINED COMPANY

------------------------------------------------------------------------------
                       Term                  Term                  Total
                        "A"                   "B"
------------------------------------------------------------------------------
FY '97                 $1.3                    -                    $1.3
FY '98                  4.0                    -                     4.0
FY '99                  5.5                    -                     5.5
FY '00                  7.0                    .5                    7.5
FY '01                  8.0                    .5                    8.5
FY '02                   -                     .5                     .5
FY '03                   -                    5.5                    5.5
FY '04                   -                    8.0                    8.0
------------------------------------------------------------------------------
                      $25.8                 $15.0                  $40.8
------------------------------------------------------------------------------

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------
                              ANDROS BOOK NET WORTH

                             POST GENSTAR ACQUISITION



          ($ 3.6M)  NEGATIVE NET WORTH 7/31/96

            22.7    IN-PROCESS R&D*
          -------
           $19.1    NET WORTH WITHOUT ONE-TIME BOOK ADJUSTMENT


*ONE-TIME ACCOUNTING ADJUSTMENT AT THE TIME OF ACQUISITION OF ANDROS BY GENSTAR, REDUCED THE GOODWILL OF ANDROS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                              ANDROS PURCHASE PRICE


                                                             Ratio of FY'96
                                                            sales ($43m) to
                                                             purchase price
4.4 MILLION* SHARES  $5.75                $25M

DEBT                                       42M
                                                            ---------------
ENTERPRISE VALUE                           67M                   1.55X
                                                            ---------------

*38% OF SHARES OUTSTANDING POST MERGER, CAN INCREASE TO 43% AS ANDROS REVENUE GROWS BETWEEN $48.9 AND $57.6M.

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                          INDUSTRY PURCHASE PRICE RATIOS

DATE ANNOUNCED  TARGET NAME                       ACQUIROR NAME                      ENT. VAL/SALES
---------------------------------------------------------------------------------------------------
2/12/92         Spacelabs Inc.                    Shareholders                                 1.3x
7/1/92          Micron Products Inc.              Arrhythmia Research Technology               2.8
5/19/93         Physical Health Devices Inc.      Empi Inc.                                    2.3
6/11/93         Andover Medical Inc.              CONMED Corp.                                 0.9
10/7/93         Advanced Interventional Systems   Spectranetics Corp.                          1.0
12/21/93        Diagnostic Medical Instruments    Burdick Inc. (Siemens Corp.)                 0.4
4/8/94          Corometrics Medical Systems       Marquette Electronics Inc. USA               0.8
7/12/94         Diasonics Ultrasound Inc.         Elbit Ltd. (Elron Electronic)                0.4
5/22/95         Puritan-Bennett                   Nellcor Inc.                                 1.4
7/17/95         Visiplex Instruments-Multiform    AFP Imaging Corp.                            0.6
11/6/95         E for M Corp.                     Marquette Electronics Inc.                   0.5
1/30/96         Daig Corporation                  St. Jude Medical Inc.                       10.7
5/14/96         Medical Data Electronics          Thermo Electron Corp.                        1.1
9/10/96         Aequitron Medical, Inc.           Nellcor Puritan Bennett, Inc.                1.6

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           BACKGROUND OF GENSTAR CAPITAL


*    PRIVATELY HELD INVESTMENT FIRM BASED IN FOSTER CITY, CA

* PURCHASES CONTROLLING EQUITY POSITIONS IN UNDERVALUED MANUFACTURING AND SERVICE BUSINESSES IN NORTH AMERICA

* SINCE 1991, GENSTAR HAS INVESTED IN 6 LEVERAGED EQUITY TRANSACTIONS WITH AN AGGREGATE VALUE OF $290 MILLION

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                           BACKGROUND OF GENSTAR CAPITAL


*    IRR ON FIRST FUND WAS 44%

*    SKILLED IN MERGERS & ACQUISITIONS TO BENEFIT NOVAMETRIX CORPORATE
     DEVELOPMENT

*    PRIMARY GOAL = SHAREHOLDER RETURN

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                                 BOARD OF DIRECTORS


*    12 MEMBER BOARD

*    50% GENSTAR

*    50% NOVAMETRIX

*    DICK PATERSON OF GENSTAR WILL BE CHAIRMAN

*    BOARD OF DIRECTORS WILL PRESENT NOMINEES ANNUALLY FOR SHAREHOLDER APPROVAL

*    BOARD OF DIRECTORS DOES NOT ELECT DIRECTORS

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                                      SUMMARY



* REVENUE SHOULD TRIPLE, EARNINGS PER SHARE SHOULD MORE THAN DOUBLE AND CASH FLOW SHOULD QUADRUPLE

*    REVENUE PROJECTIONS ARE BASED ON ACTUAL HISTORICAL RESULTS

     *    PLUS SIEMENS BACKLOG

     *    PLUS NEW SCITEC RUN RATE

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

                                  SUMMARY (CONT.)


*    GOING FORWARD EBITDA/CASH FLOW ESTIMATES ARE BASED ON ACTUAL HISTORICAL
     RESULTS

*    CASH FLOW SHOULD AMORTIZE MOST OF THE DEBT WITHIN 5 YEARS

*    DEBT AMORTIZATION ACCELERATES EARNINGS GROWTH

*    BOTH ANDROS AND NOVAMETRIX HAVE SIGNIFICANT GROWTH OPPORTUNITIES

                            NOVAMETRIX MEDICAL SYSTEMS
------------------------------------------------------------------------------

A VOTE FOR THE ACQUISITION PROPOSAL IS A VOTE FOR ACCELERATED GROWTH

VOTE FOR THE MERGER ON THE PROXY CARD